                      SEMIANNUAL REPORT MARCH 31, 1998


                                 OPPENHEIMER

                                 GLOBAL FUND
                                   [PHOTO]

                           [OPPEHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

18 Statement of
   Assets and
   Liabilities

20 Statement of
   Operations

21 Statements of
   Changes in
   Net Assets

22 Financial Highlights

25 Notes to Financial
   Statements

33 Officers and
   Trustees

36 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- OUR THEME-ORIENTED, "BOTTOM-UP" INVESTMENT STYLE led us away from Asian stocks more than two years ago. We had little direct exposure to the region when the crisis hit last summer. The small Asian portion of our portfolio produced solid, positive returns during calendar year 1997.

- THE U.S. STOCK MARKET EXPERIENCED A MAJOR SETBACK IN LATE OCTOBER in response to the economic crisis in Southeast Asia. However, stocks have since rallied strongly and by mid-March, most broad U.S. stock indices were again setting new records.

- THE FUND RECEIVED OUTSTANDING RETURNS from zero-coupon U.S. Treasury securities, which provided the benefits of capital appreciation as interest rates declined.

 CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 3/31/98

CLASS A

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

 7.22%             1.05%


CLASS B

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

 6.77%            2.15%


CLASS C

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

 6.80%    5.87%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                           2  Oppenheimer Global Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Global Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

     What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

     Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

     At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

     In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
April 21, 1998


                           3  Oppenheimer Global Fund

 AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)


CLASS A

 1 year  5 year  10 year

 22.43%  18.40%  14.89%


CLASS B
                Since
 1 year  5 year Inception

 23.82%  N/A    17.06%


CLASS C
                Since
 1 year  5 year Inception

 27.86%  N/A    20.12%


 CUMULATIVE TOTAL RETURN

For the Period Ended 3/31/98(1)

CLASS A

 5 year

 132.69%       $23,269(4)




PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Primarily because of its successful, "bottom-up"stock selection strategy, Oppenheimer Global Fund performed well, providing a cumulative total return without sales charges of 7.22% for the six-month period ended March 31, 1998. In addition, the Fund's Class A shares provided an average annual total return without sales charges of 29.90% for the one-year period ended March 31, 1998.(2) This performance beats the average Lipper return for global mutual funds of 27.06% for the same one-year period.(3)

                                GROWTH OF $10,000
                                Over five years(4)
                             (without sales charges)

              Oppenheimer Global Fund
                  Class A shares               MSCI World Index
                     10,000                       10,000
                     10,500.9                     10,560.1
                     11,778.1                     11,009.6
                     13,726                       11,141
                     13,372.1                     11,164.1
                     13,212                       11,451.9
                     14,038.9                     11,649.4
                     13,299.7                     11,515.1
                     13,553.6                     12,000.7
                     14,490.6                     12,459.4
                     15,340                       13,101.2
                     15,505.4                     13,668.7
                     16,265.3                     14,169.5
                     16,918.6                     14,523.5
                     17,331.8                     14,658.2
                     18,221.8                     15,271.1
                     19,006.1                     15,258.4
                     21,242.5                     17,493.5
                     23,025.9                     17,935.5
                     22,197.7                     17,434.8
                     24,688.2                     19,868.9


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/22/69. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 2% (since inception on 8/17/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 10/2/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                           4  Oppenheimer Global Fund

REGIONAL ALLOCATION
(Percentage of invested
assets)(5)

- Europe                   44.6%
- United States/
  Canada                   39.5
- Latin America             7.7
- Asia                      7.0
- Middle East/Africa        1.2



PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Global Fund is designed for investors seeking long-term capital appreciation from growth companies worldwide.

WHAT WE LOOK FOR

- Stocks of small, medium and large GROWTH-ORIENTED COMPANIES worldwide.
- Companies that stand to benefit from one or more GLOBAL GROWTH TRENDS.
- Businesses with strong competitive positions and high DEMAND for their products or services.


TOP 10 STOCK HOLDINGS(5)
 ................................................................................
 Wella AG Preference        3.2%     National Semiconductor Corp.        1.8%
 ................................................................................
 Porsche AG Preference      2.9      UBS, Bearer                         1.8
 ................................................................................
 CAP Gemini SA              2.6      QUALCOMM, Inc.                      1.6
 ................................................................................
 Canal Plus                 2.5      Cie Financiere de Paribas, Series A 1.6
 ................................................................................
 Alcatel Alsthom SA         2.5      Rolls Royce PLC                     1.5
 ................................................................................


TOP 10 COUNTRY HOLDINGS(5)
 ................................................................................
 United States             38.5%     Japan                                3.5%
 ................................................................................
 France                    13.4      Portugal                             3.2
 ................................................................................
 Great Britain             12.1      Italy                                3.2
 ................................................................................
 Germany                    8.4      Brazil                               2.8
 ................................................................................
 Switzerland                3.5      Mexico                               2.0
 ................................................................................

3. Source: Lipper Analytical Services, 3/31/98. Oppenheimer Global Fund was ranked 70 of 191 (1-year), 5 of 51 (5-year), and 3 of 20 (10-year) funds in the global fund category for the periods ended 3/31/98. Lipper rankings are based on total return and do not take sales charges into account.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Morgan Stanley Capital International World Index is an unmanaged broad-based index of foreign and domestic stocks and is widely recognized as a measure of global stock market performance. It includes reinvestment of dividends, and cannot be purchased directly by investors.

5. The Fund's portfolio is subject to change. Percentages are as of March 31, 1998 and are based on total market value of investments.


                           5  Oppenheimer Global Fund

"OUR THEME-DRIVEN, BOTTOM-UP INVESTMENT APPROACH LED US TO A NUMBER OF ATTRACTIVE COMPANIES."


 AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PERIOD?

Oppenheimer Global Fund's Class A shares performed well, providing a cumulative total return of 7.22% for the six-month period ended March 31, 1998.(1)

INTERNATIONAL STOCK MARKETS EXPERIENCED SHARP DECLINES AFTER THE ASIAN CRISIS IN LATE OCTOBER. WHAT HAPPENED?

The forces underlying the decline developed slowly over the past five years. During that time, so much investment capital flowed into the region that local businesses began to use the money for speculative purposes, such as building excess industrial capacity and office buildings.

      Unfortunately, the region's economy failed to support these excesses. Sales of Asian goods began to slow in 1997 when a stronger U.S. dollar made the region's exports more expensive for consumers in the U.S. and Europe. At the same time, the Japanese yen weakened, making Japan more competitive relative to other Asian exporters. As a result, several countries were forced to devalue their currencies. Many Asian companies, already overextended in the debt markets, incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

HOW DID THE ASIAN CRISIS AFFECT THE FUND'S INVESTMENTS?

Because our theme-oriented, "bottom-up" investment style led us away from Asian stocks more than two years ago, we had little direct exposure to the region when the crisis hit last summer. As of March 31, 1998, less than 4% of the Fund's assets were invested in Southeast Asia. The few Asian holdings that were left in the portfolio were, in our



1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                           6  Oppenheimer Global Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
William Wilby
(Portfolio Manager)
George Evans

view, inexpensively priced stocks of growing businesses with management teams committed to enhancing shareholder value. In fact, unlike most global growth funds, the Asian portion of our portfolio produced solid, positive returns during calendar year 1997.

HOW DID THE REST OF THE WORLD'S STOCK MARKETS FARE OVER THE LAST SIX MONTHS?

In the U.S. stock market, a major setback in late October occurred in response to the economic crisis in Southeast Asia. However, stocks rallied strongly over the ensuing months, recovering all lost ground and more. By mid-March, most broad U.S. stock indices--such as the Standard & Poor's 500 and Dow Jones Industrial Average--were again setting new records.

      Overseas, European stocks appeared to benefit from the same forces that propelled U.S. stocks higher several years ago. For the first time in their histories, European companies are striving to improve productivity, boost profits and enhance shareholder value. This philosophical shift is caused partly by the impending debut of the European Monetary Union and a single European currency, the Euro. Companies that have become accustomed to dominating their national markets understand that they will soon compete in the larger continental market. As a result, many companies are expanding and joining forces with other businesses through mergers and acquisitions.

      Japan was an exception to the good news in the developed markets over the past six months. That nation's economy remained trapped in a prolonged recession because its financial system was grappling with systemic problems.


                           7  Oppenheimer Global Fund

"WE THINK EUROPEAN MARKETS ARE POISED FOR THE TYPE OF GROWTH SEEN IN THE U.S. OVER THE PAST FEW YEARS..."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Finally, the emerging markets of Latin America suffered over the past six months because of a "spillover" effect from the Asian crisis.

HOW DID THE ALLOCATION OF FUND ASSETS ACROSS GEOGRAPHIC REGIONS CHANGE OVER THE LAST SIX MONTHS?

It is important to understand that the Fund's geographic allocations are largely an outgrowth of our investment approach, in which we attempt to find good companies in good businesses at the right price, and at the right time. Over the past six months, our bottom-up strategy led us to increase our positions in Germany, France, the U.K. and Switzerland, where we found individual companies that met our criteria. To make these purchases, we took some profits in our U.S. and European stocks that had done well.

WHICH INVESTMENTS WERE PARTICULARLY ATTRACTIVE?

Nintendo remains a large holding. Despite the general weakness of the Japanese market, Nintendo has performed very well. We believe that the company's strength is the result of its longstanding leadership in the entertainment software industry, as well as wise management of shareholders' capital. Earnings have risen in the wake of the success of its Nintendo 64 electronic game system, and the subsequent sale of software to the system's customers. Alcatel Alsthom, S.A., one of the largest industrial equipment companies in the world, joined the ranks of our top-ten holdings for the first time in January. This French conglomerate makes cables, handsets and telephone central office switches, among other products. Alcatel recently hired a new chairman, who appears to be committed to improving shareholder value. In fact, Alcatel is a classic example of what we look for in an investment: it's a good company in a good business, the security is selling at the right price and we believe it's the right time to buy.


                           8  Oppenheimer Global Fund

"...BUT WE EXPECT PERIODS OF HIGH VOLATILITY OVER THE NEAR TERM."


BONDS COMPRISED MORE THAN 7% OF THE FUND AT TIMES DURING THE PAST SIX MONTHS. WHY INVEST IN BONDS INSTEAD OF STOCKS?

We took advantage of an unusual confluence of economic events to establish a small position in zero-coupon U.S. Treasury bonds. When long-term interest rates fell during the six-month period, zero-coupon bonds flourished because their prices generally move in the opposite direction of interest rates. Yet, we believe that these fixed-income investments may provide protection even if interest rates rise modestly from current levels. That's because supply and demand factors, which have supported U.S. Treasury bond prices, may provide a cushion against declines if the interest-rate environment changes. These positive risk-return characteristics made U.S. Treasury zero-coupon bonds an attractive asset class, even for a global stock fund.

WHAT IS YOUR OUTLOOK FOR THE FUTURE OF THE GLOBAL MARKETS?

We are optimistic, but cautious. We believe that increasing demand for equities worldwide will help drive global stock markets higher. But, stock valuations are at the high end of their historical ranges, and economic fundamentals appear to be eroding in some markets. In our view, the tug-of-war between deteriorating fundamentals and strong investor demand should produce periods of high near-term volatility on the way to positive long-term returns.

         Accordingly, we have adopted a relatively defensive posture by shifting away from pure growth companies, instead favoring stocks that offer both good growth and attractive valuations. As always, we will continue to employ the disciplined, company-by-company investment approach that, in our view, should lead us to growing companies, regardless of the macroeconomic environment.


                           9  Oppenheimer Global Fund

STATEMENT OF INVESTMENTS  March 31, 1988 (Unaudited)


                                                                    MARKET VALUE
                                                         SHARES     SEE NOTE 1
================================================================================
COMMON STOCKS--80.0%
--------------------------------------------------------------------------------
BASIC MATERIALS--1.9%
--------------------------------------------------------------------------------
CHEMICALS--0.6%
Minerals Technologies, Inc.                                585,000  $ 29,469,375
--------------------------------------------------------------------------------
GOLD & PLATINUM--1.0%
Barrick Gold Corp.                                       1,000,000    21,625,000
--------------------------------------------------------------------------------
Newmont Mining Corp.                                       750,000    22,921,875
                                                                    ------------
                                                                      44,546,875

--------------------------------------------------------------------------------
METALS--0.3%
Cia de Minas Buenaventura SA, Sponsored ADR                587,500     9,657,031
--------------------------------------------------------------------------------
De Beers Consolidated Mines Ltd., ADR(1)                   301,100     6,605,381
                                                                    ------------
                                                                      16,262,412

--------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.3%
--------------------------------------------------------------------------------
AUTOS & HOUSING--3.9%
Brazil Realty SA, GDR(2)                                   200,000     4,801,900
--------------------------------------------------------------------------------
Brisa-Auto Estradas de Portugal SA(3)                      281,525    12,858,118
--------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                   7,296,101    27,584,227
--------------------------------------------------------------------------------
Porsche AG, Preference                                      58,455   130,543,622
--------------------------------------------------------------------------------
Solidere, GDR(1) (2)                                       540,000     7,708,500
                                                                    ------------
                                                                     183,496,367

--------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.4%
Callaway Golf Co.(1)                                     1,459,500    42,325,500
--------------------------------------------------------------------------------
Granada Group plc                                        3,400,000    61,149,748
--------------------------------------------------------------------------------
International Game Technology                            1,000,000    25,000,000
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                          800,000    68,990,824
--------------------------------------------------------------------------------
Resorts World Berhad                                     2,804,000     6,201,300
                                                                    ------------
                                                                     203,667,372

--------------------------------------------------------------------------------
MEDIA--3.9%
Canal Plus                                                 606,800   113,805,214
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1) (2) (3)              1,595,000    58,416,875
--------------------------------------------------------------------------------
Havas SA                                                   120,816    10,003,507
                                                                    ------------
                                                                     182,225,596

--------------------------------------------------------------------------------
RETAIL: GENERAL--1.2%
Credit Saison Co. Ltd.(1)                                1,000,000    22,122,058
--------------------------------------------------------------------------------
Sonae Investimentos                                        728,000    34,268,654
                                                                    ------------
                                                                      56,390,712


                           10  Oppenheimer Global Fund

                                                                    MARKET VALUE
                                                        SHARES      SEE NOTE 1
================================================================================
RETAIL: SPECIALTY--0.9%
Borders Group, Inc.(3)                                   1,000,000  $ 34,062,500
--------------------------------------------------------------------------------
Giordano International Ltd.                             22,160,000     5,691,542
                                                                    ------------
                                                                      39,754,042

--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--15.3%
--------------------------------------------------------------------------------
BEVERAGES--2.4%
Al-Ahram Beverages Co., GDR(2)                              30,000       925,500
--------------------------------------------------------------------------------
Cadbury Schweppes plc                                    4,900,000    68,023,987
--------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                       23,800,000    18,440,575
--------------------------------------------------------------------------------
Fraser & Neave Ltd.                                         74,000       313,879
--------------------------------------------------------------------------------
South African Breweries Ltd.                               888,500    26,343,564
                                                                    ------------
                                                                     114,047,505

--------------------------------------------------------------------------------
FOOD--2.8%
Carrefour Supermarche SA                                    58,500    34,463,485
--------------------------------------------------------------------------------
Cresud SA, Sponsored ADR(1) (3)                            350,000     7,503,125
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                  36,683,456    44,020,147
--------------------------------------------------------------------------------
Disco SA, Sponsored ADR(1) (3)                              43,900     1,766,975
--------------------------------------------------------------------------------
Parmalat Finanziaria SpA(1) (3)                         20,000,000    43,009,083
                                                                    ------------
                                                                     130,762,815

--------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.9%
Amgen, Inc.(3)                                             700,000    42,612,500
--------------------------------------------------------------------------------
BioChem Pharma, Inc.(1) (3)                              1,097,500    26,545,781
--------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1) (3)                  1,000,000    32,000,000
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(1) (3)                               422,200    15,199,200
--------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                        1,000,000    54,125,000
--------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(3)                            140,500     6,568,375
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1) (3)                    513,000     9,554,625
--------------------------------------------------------------------------------
Novartis AG                                                 25,000    44,244,508
                                                                    ------------
                                                                     230,849,989

--------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--2.1%
Quintiles Transnational Corp.(3)                           472,784    22,782,279
--------------------------------------------------------------------------------
SmithKline Beecham plc                                   1,000,000    12,643,241
--------------------------------------------------------------------------------
Swiss Medical SA(3) (4) (7)                                300,000    17,730,000
--------------------------------------------------------------------------------
United States Surgical Corp.                             1,400,000    46,200,000
                                                                    ------------
                                                                      99,355,520

--------------------------------------------------------------------------------
HOUSEHOLD GOODS--3.1%
Wella AG, Preference                                       170,000   145,700,865


                           11  Oppenheimer Global Fund

                                                                       MARKET VALUE
                                                           SHARES      SEE NOTE 1
==================================================================================
TOBACCO--0.0%
PT Hanjaya Mandala Sampoerna                                 441,000   $   400,214
----------------------------------------------------------------------------------
ENERGY--2.4%
----------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--2.0%
Coflexip SA, Sponsored ADR(1)                                350,000    21,612,500
----------------------------------------------------------------------------------
Global Marine, Inc.(3)                                     1,000,000    24,750,000
----------------------------------------------------------------------------------
Transocean Offshore, Inc.(1)                                 503,198    25,883,247
----------------------------------------------------------------------------------
Western Atlas, Inc.(3)                                       290,500    22,477,437
                                                                       -----------
                                                                        94,723,184

----------------------------------------------------------------------------------
OIL-INTEGRATED--0.4%
British Petroleum Co. plc, ADR                               198,373    17,072,476
----------------------------------------------------------------------------------
FINANCIAL--18.0%
----------------------------------------------------------------------------------
BANKS--14.1%
Amalgamated Banks of South Africa Ltd.                       700,000     6,355,587
----------------------------------------------------------------------------------
Banco Bradesco SA, Preference                          3,497,522,476    36,142,648
----------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA                350,000    16,170,387
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA, Sponsored ADR(1)       662,055    19,944,407
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones SA, Cl. E             305,600    11,498,200
--------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                 548,500    13,611,902
--------------------------------------------------------------------------------
Banco Rio de la Plata SA, ADR(3)                           1,000,000    12,500,000
--------------------------------------------------------------------------------
Banque Libanaise Pour Le Commercial, GDR(1) (3)              230,000     4,025,000
--------------------------------------------------------------------------------
Barclays plc                                                 900,000    26,977,830
--------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                    700,000    50,001,703
--------------------------------------------------------------------------------
Cie Financiere de Paribas, Series A(1)                       700,000    70,839,590
--------------------------------------------------------------------------------
Credito Italiano SpA(1)                                    9,167,600    45,288,036
--------------------------------------------------------------------------------
Deutsche Bank AG(1)                                          600,000    44,983,689
--------------------------------------------------------------------------------
Grupo Financiero Banamex Accival SA de CV, Cl. B(3)        8,611,400    21,938,469
--------------------------------------------------------------------------------
Industrial Finance Corp.                                   7,386,499     4,328,516
--------------------------------------------------------------------------------
Istituto Bancario San Paolo di Torino(1)                   2,000,000    28,032,706
--------------------------------------------------------------------------------
National Westminster Bank plc                              2,582,903    47,275,892
--------------------------------------------------------------------------------
Northern Trust Corp.                                         301,600    22,544,600
--------------------------------------------------------------------------------
Societe Generale                                             311,000    62,243,289
--------------------------------------------------------------------------------
UBS, Bearer                                                   50,000    81,667,031
--------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored
GDR Representing 500 Units of One Preferred Share of
Unibanco and one Preferred Share of Unibanco
Holdings SA(1)                                               955,800    34,647,750
                                                                      ------------
                                                                       661,017,232

----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.5%
American Express Co.                                         200,000    18,362,500
----------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A(1)                     400,000    31,600,000

                           12  Oppenheimer Global Fund

                                                                          MARKET VALUE
                                                               SHARES     SEE NOTE 1
======================================================================================
DIVERSIFIED FINANCIAL(CONTINUED)
Egypt Investment Co.(3)                                           96,500  $  1,447,500
--------------------------------------------------------------------------------------
Fannie Mae                                                       800,000    50,600,000
--------------------------------------------------------------------------------------
First NIS Regional Fund(2) (3)                                 1,320,000    23,166,000
--------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                           118,910     9,574,513
--------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.                    50           117
--------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd., GDR(1)(2)  1,928,200    29,405,050
                                                                          ------------
                                                                           164,155,680

--------------------------------------------------------------------------------------
INSURANCE--0.4%
American International Group, Inc.                               130,200    16,397,062
--------------------------------------------------------------------------------------
INDUSTRIAL--5.5%
--------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.9%
Adecco SA                                                         94,270    33,330,336
--------------------------------------------------------------------------------------
Atos SA(3)                                                       108,500    18,037,545
--------------------------------------------------------------------------------------
Grupo Elektra SA de CV, CPO                                    6,382,500     9,741,077
--------------------------------------------------------------------------------------
IHC Caland NV                                                    185,158    10,223,021
--------------------------------------------------------------------------------------
Rentokil Group plc                                            10,200,000    62,430,818
--------------------------------------------------------------------------------------
WPP Group plc                                                  8,400,000    47,439,786
                                                                          ------------
                                                                           181,202,583

--------------------------------------------------------------------------------------
MANUFACTURING--1.4%
Hutchison Whampoa Ltd.                                         3,074,000    21,622,577
--------------------------------------------------------------------------------------
Powerscreen International plc                                  3,708,674    14,439,531
--------------------------------------------------------------------------------------
Societe BIC SA                                                   400,000    30,459,894
                                                                          ------------
                                                                            66,522,002

--------------------------------------------------------------------------------------
TRANSPORTATION--0.2%
Guangshen Railway Co. Ltd., Sponsored ADR                        868,500    10,313,437
--------------------------------------------------------------------------------------
TECHNOLOGY--19.9%
--------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.5%
Rolls-Royce plc                                               14,867,584    69,463,406
--------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.1%
International Business Machines Corp.                            350,000    36,356,250
--------------------------------------------------------------------------------------
Iomega Corp.(3)                                                3,000,000    20,625,000
--------------------------------------------------------------------------------------
Sun Microsystems, Inc.(3)                                      1,000,000    41,718,750
                                                                          ------------
                                                                            98,700,000

--------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--4.6%
Cap Gemini SA(1)                                               1,000,000   117,501,075
--------------------------------------------------------------------------------------
First Data Corp.                                                 376,000    12,220,000
--------------------------------------------------------------------------------------
Microsoft Corp.(3)                                               250,000    22,375,000
--------------------------------------------------------------------------------------
Misys plc                                                      1,287,334    63,120,987
                                                                           -----------
                                                                           215,217,062



                           13  Oppenheimer Global Fund

                                                                         MARKET VALUE
                                                            SHARES       SEE NOTE 1
=======================================================================================
ELECTRONICS--5.1%
Advanced Micro Devices, Inc.(1) (3)                        2,000,000     $   58,125,000
---------------------------------------------------------------------------------------
Intel Corp.                                                  200,000         15,612,500
---------------------------------------------------------------------------------------
Keyence Corp.                                                120,000         16,557,798
---------------------------------------------------------------------------------------
National Semiconductor Corp.(3)                            4,000,000         83,750,000
---------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1) (3)                       170,000         13,185,625
---------------------------------------------------------------------------------------
Sony Corp.                                                   601,000         50,927,976
---------------------------------------------------------------------------------------
Unit Trust of India-Masterplus 91(3)                          85,800             37,379
                                                                         --------------
                                                                            238,196,278

---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--6.6%
Alcatel Alsthom SA                                           600,000        112,626,717
---------------------------------------------------------------------------------------
Cisco Systems, Inc.(3)                                       372,000         25,435,500
---------------------------------------------------------------------------------------
Energis plc(3)                                               400,000          3,767,853
---------------------------------------------------------------------------------------
General Instrument Corp.(3)                                  797,800         16,703,937
---------------------------------------------------------------------------------------
Pairgain Technologies, Inc.(3)                               520,600         12,494,400
---------------------------------------------------------------------------------------
QUALCOMM, Inc.(1) (3)                                      1,380,100         73,835,350
---------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                     358,600          7,015,113
---------------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                           48,568         27,738,323
---------------------------------------------------------------------------------------
Telecom Italia Mobile SpA(1)                               5,000,000         26,866,962
                                                                         --------------
                                                                            306,484,155

---------------------------------------------------------------------------------------
UTILITIES--2.7%
---------------------------------------------------------------------------------------
TELEPHONE UTILITIES--2.7%
CPT Telefonica del Peru SA, Cl. B                         11,599,949         25,112,844
---------------------------------------------------------------------------------------
Portugal Telecom SA                                        1,297,760         67,502,370
---------------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA, Preference             105,041,000         34,088,414
                                                                         --------------
                                                                            126,703,628
                                                                         --------------
Total Common Stocks (Cost $2,704,204,809)                                 3,743,097,844

=======================================================================================
PREFERRED STOCKS--0.2%
---------------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG,
Non-Vtg. Preferred Stock (Cost $1,507,735)                    27,200          8,883,616

                                                           UNITS
---------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
---------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99              51,750                 --
---------------------------------------------------------------------------------------
Cap Gemini SA Rts., Exp. 4/98                              1,000,000          3,090,859
                                                                         --------------
Total Rights, Warrants and Certificates (Cost $0)                             3,090,859


                           14  Oppenheimer Global Fund

                                                          FACE               MARKET VALUE
                                                          AMOUNT             SEE NOTE 1
=========================================================================================
U.S. GOVERNMENT OBLIGATIONS--3.9%
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.44%, 8/15/25(1) (8)      $295,000,000       $   58,163,085
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.93%, 2/15/19(8)           216,700,000           61,938,928
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.98%, 11/15/18(8)          216,900,000           62,948,718
                                                                           --------------
Total U.S. Government Obligations (Cost $157,009,088)                         183,050,731

=========================================================================================
SHORT-TERM NOTES--8.1%(9)
-----------------------------------------------------------------------------------------
Associates Corp. of North America, 5.54%, 4/2/98          50,000,000           49,992,305
-----------------------------------------------------------------------------------------
BMW US Capital Corp., 5.45%, 4/28/98                      50,000,000           49,792,250
-----------------------------------------------------------------------------------------
Countrywide Funding Corp., 5.57%, 4/1/98                  50,000,000           50,000,000
-----------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.42%, 4/10/98                   50,000,000           49,930,875
-----------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.53%, 4/27/98   50,000,000           49,800,306
-----------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.53%, 5/1/98    50,000,000           49,769,583
-----------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.52%, 4/22/98           50,000,000           49,839,000
-----------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 5.55%, 4/7/98                 30,000,000           29,972,250
                                                                           --------------
Total Short-Term Notes (Cost $379,096,569)                                    379,096,569

=========================================================================================
REPURCHASE AGREEMENTS--4.7%
-----------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 3/31/98, to be repurchased at
$218,235,761 on 4/1/98, collateralized by U.S. Treasury
Bonds, 9.125%-10.625%, 8/15/15- 5/15/18, with a value
of $223,972,440 (Cost $218,200,000)                      218,200,000          218,200,000
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,460,018,201)               97.0%       4,535,419,619
-----------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                  3.0          141,223,725
                                                        ------------       --------------
NET ASSETS                                                     100.0%      $4,676,643,344
                                                        ============       ==============


                           15  Oppenheimer Global Fund

-------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                               MARKET VALUE         PERCENT
----------------------------------------------------------------------------------
United States                                         $1,747,925,176          38.5%
----------------------------------------------------------------------------------
France                                                   607,869,301          13.4
----------------------------------------------------------------------------------
Great Britain                                            547,930,556          12.1
----------------------------------------------------------------------------------
Germany                                                  380,113,495           8.4
----------------------------------------------------------------------------------
Switzerland                                              159,241,874           3.5
----------------------------------------------------------------------------------
Japan                                                    158,598,655           3.5
----------------------------------------------------------------------------------
Portugal                                                 144,411,430           3.2
----------------------------------------------------------------------------------
Italy                                                    143,196,787           3.1
----------------------------------------------------------------------------------
Brazil                                                   128,121,286           2.8
----------------------------------------------------------------------------------
Mexico                                                    90,096,421           2.0
----------------------------------------------------------------------------------
Argentina                                                 87,028,734           1.9
----------------------------------------------------------------------------------
Canada                                                    48,170,781           1.0
----------------------------------------------------------------------------------
Singapore                                                 44,334,027           1.0
----------------------------------------------------------------------------------
South Africa                                              39,304,532           0.9
----------------------------------------------------------------------------------
India                                                     39,017,059           0.9
----------------------------------------------------------------------------------
Peru                                                      34,769,875           0.8
----------------------------------------------------------------------------------
Korea, Republic of (South)                                27,738,323           0.6
----------------------------------------------------------------------------------
Hong Kong                                                 27,314,118           0.6
----------------------------------------------------------------------------------
Russia                                                    23,166,000           0.5
----------------------------------------------------------------------------------
Lebanon                                                   11,733,500           0.3
----------------------------------------------------------------------------------
Panama                                                    11,498,200           0.3
----------------------------------------------------------------------------------
China                                                     10,313,438           0.2
----------------------------------------------------------------------------------
The Netherlands                                           10,223,021           0.2
----------------------------------------------------------------------------------
Malaysia                                                   6,201,300           0.1
----------------------------------------------------------------------------------
Thailand                                                   4,328,516           0.1
----------------------------------------------------------------------------------
Egypt                                                      2,373,000           0.1
----------------------------------------------------------------------------------
Indonesia                                                    400,214           0.0
                                                      --------------         -----
Total                                                 $4,535,419,619         100.0%
                                                      ==============         =====

1. Loaned security--See Note 8 of Notes to Financial Statements.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $124,423,825 or 2.66% of the Fund's net assets as of March 31, 1998.

3. Non-income producing security.


                           16  Oppenheimer Global Fund

--------------------------------------------------------------------------------
4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1998. The aggregate fair value of all securities of affiliated companies held by the Fund as of March 31, 1998 amounts to $17,730,000. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES                  GROSS        GROSS         SHARES
                                         SEPTEMBER 30, 1997      ADDITIONS    REDUCTIONS    MARCH 31, 1998
----------------------------------------------------------------------------------------------------------
Clinica y Maternidad
Suizo Argentino (5)                        1,800                      --        1,800                   --
----------------------------------------------------------------------------------------------------------
Swiss Medical SA(5)                           --                 300,000           --              300,000
----------------------------------------------------------------------------------------------------------
LEM Holdings SA                           25,000                      --       25,000                   --
----------------------------------------------------------------------------------------------------------
Wella AG Preference (6)                  163,000                   7,000           --              170,000

5. Swiss Medical SA signed a Share Exchange Agreement to acquire all outstanding shares of Swiss Medical Group SA and Clinica y Maternidad Suizo Argentina in exchange for shares of Swiss Medical SA.

6. Not an affiliate as of March 31, 1998

7. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                           17  Oppenheimer Global Fund

STATEMENT OF ASSETS AND LIABILITIES  March 31, 1998 (Unaudited)

==================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,446,728,201)                        $4,517,689,619
Affiliated companies (cost $13,290,000)                                 17,730,000
----------------------------------------------------------------------------------
Collateral for securities loaned--Note 8                               486,845,632
----------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                              10,810,094
----------------------------------------------------------------------------------
Receivables:
Investments sold                                                       176,383,821
Shares of beneficial interest sold                                       9,007,029
Interest and dividends                                                   7,725,282
Closed forward foreign currency exchange contracts                         730,311
----------------------------------------------------------------------------------
Other                                                                       94,614
                                                                     -------------
Total assets                                                         5,227,016,402

==================================================================================
LIABILITIES
Bank overdraft                                                           6,469,516
----------------------------------------------------------------------------------
Return of collateral for securities loaned--Note 8                     486,845,632
----------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                 108,707
----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                   49,020,097
Shares of beneficial interest redeemed                                   3,509,678
Distribution and service plan fees                                       2,129,019
Custodian fees                                                             678,684
Transfer and shareholder servicing agent fees                              616,238
Shareholder reports                                                        496,236
Trustees' fees--Note 1                                                     355,355
Other                                                                      143,896
                                                                    --------------
Total liabilities                                                      550,373,058

==================================================================================
NET ASSETS                                                          $4,676,643,344
                                                                    ==============

----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                     $3,333,199,061
----------------------------------------------------------------------------------
Overdistributed net investment income                                   (5,882,081)
----------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                          263,259,842
----------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies          1,086,066,522
                                                                    --------------
Net assets                                                          $4,676,643,344
                                                                    ==============



                           18  Oppenheimer Global Fund

==============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,583,271,407 and 78,583,767 shares of beneficial interest outstanding)                $45.60
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                $48.38
----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,013,396,030 and
22,745,303 shares of beneficial interest outstanding)                                   $44.55
----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $79,975,907 and
1,773,114 shares of beneficial interest outstanding)                                    $45.10

See accompanying Notes to Financial Statements.



                           19  Oppenheimer Global Fund

STATEMENT OF OPERATIONS  For the Six Months Ended March 31, 1998 (Unaudited)

==================================================================================
INVESTMENT INCOME
Interest                                                              $ 19,840,633
----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,174,417)              12,512,980
----------------------------------------------------------------------------------
Lending fees                                                               575,479
                                                                      ------------
Total income                                                            32,929,092

==================================================================================
EXPENSES
Management fees--Note 4                                                 14,770,930
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  3,046,736
Class B                                                                  4,493,612
Class C                                                                    323,705
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    3,226,570
----------------------------------------------------------------------------------
Custodian fees and expenses                                              1,420,598
----------------------------------------------------------------------------------
Shareholder reports                                                        396,735
----------------------------------------------------------------------------------
Registration and filing fees                                               174,128
----------------------------------------------------------------------------------
Legal and auditing fees                                                     79,422
----------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                         37,221
----------------------------------------------------------------------------------
Insurance expenses                                                          13,039
----------------------------------------------------------------------------------
Other                                                                       72,301
                                                                      ------------
Total expenses                                                          28,054,997

==================================================================================
NET INVESTMENT INCOME                                                    4,874,095

==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments:
Unaffiliated companies                                                 440,724,987
Affiliated companies                                                       232,157
Closing of futures contracts                                           (20,468,590)
Foreign currency transactions                                          (67,547,978)
                                                                      ------------
Net realized gain                                                      352,940,576
-----------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                            (56,469,324)
Translation of assets and liabilities denominated
in foreign currencies                                                    4,644,626
                                                                      ------------
Net change                                                             (51,824,698)
                                                                      ============
Net realized and unrealized gain                                       301,115,878

==================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $305,989,973
                                                                      ============

See accompanying Notes to Financial Statements.


                           20  Oppenheimer Global Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                MARCH 31, 1998      SEPTEMBER 30,
                                                                (UNAUDITED)         1997
==================================================================================================
OPERATIONS
Net investment income                                           $    4,874,095      $   19,306,936
--------------------------------------------------------------------------------------------------
Net realized gain                                                  352,940,576         494,542,865
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation              (51,824,698)        516,162,745
                                                                --------------      --------------
Net increase in net assets resulting from operations               305,989,973       1,030,012,546

==================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                            (56,871,453)        (33,892,204)
Class B                                                             (9,622,173)         (3,899,147)
Class C                                                               (754,648)           (207,585)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (393,762,527)        (88,232,113)
Class B                                                           (109,215,398)        (20,402,731)
Class C                                                             (7,621,008)           (788,673)

==================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                            389,629,430         206,934,768
Class B                                                            170,521,351         184,954,826
Class C                                                             22,744,498          33,524,657

==================================================================================================
NET ASSETS
Total increase                                                     311,038,045       1,308,004,344
--------------------------------------------------------------------------------------------------
Beginning of period                                              4,365,605,299       3,057,600,955
                                                                --------------      --------------
End of period [including undistributed (overdistributed) net investment income of $(5,882,081) and $56,492,098,
respectively]                                                   $4,676,643,344      $4,365,605,299
                                                                ==============      ==============

See accompanying Notes to Financial Statements.



                           21  Oppenheimer Global Fund

FINANCIAL HIGHLIGHTS


                                                CLASS A
                                                -------------------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                MARCH 31,
                                                1998           YEAR ENDED SEPTEMBER 30,
                                                (UNAUDITED)    1997          1996         1995
=================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $ 49.32          $39.00        $36.84       $37.69
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .10             .32           .23          .31
Net realized and unrealized gain (loss)           2.75           11.91          4.22         2.59
                                               -------          ------        ------       ------
Total income (loss) from
investment operations                             2.85           12.23          4.45         2.90

-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.83)           (.53)         (.24)          --
Distributions from net realized gain             (5.74)          (1.38)        (2.05)       (3.75)
                                               -------          ------        ------       ------
Total dividends and distributions
to shareholders                                  (6.57)          (1.91)        (2.29)       (3.75)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 45.60          $49.32        $39.00       $36.84
                                               =======          ======        ======       ======

=================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)               7.22%          32.85%        12.98%        9.26%

=================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $ 3,583          $3,408        $2,499       $2,186
-------------------------------------------------------------------------------------------------
Average net assets (in millions)               $ 3,304          $2,869        $2,309       $1,979
-------------------------------------------------------------------------------------------------
Average amount of debt outstanding
throughout each period (in thousands)              N/A             N/A           N/A          N/A
-------------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period (in thousands)              N/A             N/A           N/A          N/A
-------------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period                 N/A             N/A           N/A          N/A
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      0.41%(4)        0.74%         0.62%        0.90%
Expenses                                          1.13%(4)        1.13%         1.17%        1.20%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        29.0%           65.9%        102.9%        84.4%
Average brokerage commission rate(7)           $0.0094         $0.0045       $0.0071           --

1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

2. For the period from August 17, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                           22  Oppenheimer Global Fund

                                CLASS B
-------------------------------------------------------------------------------------------
                                SIX MONTHS
                                ENDED
                                MARCH 31,
                                1998        YEAR ENDED SEPTEMBER 30,
 1994         1993              (UNAUDITED) 1997      1996     1995      1994     1993(2)
===========================================================================================

  $35.04       $30.03            $48.19       $38.19    $36.16    $37.36   $34.99    $33.33
-------------------------------------------------------------------------------------------

     .17          .26              (.05)        (.04)     (.05)      .06      .08       .03
    6.10         4.99              2.66        11.68      4.13      2.49     5.83      1.63
  ------       ------              ----         ----      ----      ----     ----      ----

    6.27         5.25              2.61        11.64      4.08      2.55     5.91      1.66

-------------------------------------------------------------------------------------------

    (.25)        (.12)             (.51)        (.26)       --        --     (.18)       --
   (3.37)        (.12)            (5.74)       (1.38)    (2.05)    (3.75)   (3.36)       --
  ------       ------              ----         ----      ----      ----     ----      ----

   (3.62)        (.24)            (6.25)       (1.64)    (2.05)    (3.75)   (3.54)       --
-------------------------------------------------------------------------------------------
  $37.69       $35.04            $44.55       $48.19    $38.19    $36.16   $37.36    $34.99
  ======       ======             =====        =====     =====     =====    =====     =====

===========================================================================================
   19.19%       17.67%             6.77%       31.77%    12.07%     8.34%   18.10%     3.64%

===========================================================================================

  $1,921       $1,389            $1,013         $897      $541      $340     $187        $6
-------------------------------------------------------------------------------------------
  $1,711       $1,213            $  902         $692      $438      $258     $ 88        $3
-------------------------------------------------------------------------------------------

     N/A      $18,247               N/A          N/A       N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------------------

     N/A       39,853               N/A          N/A       N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------------------

     N/A        $0.46               N/A          N/A       N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------------------

    0.38%        0.84% (4)        (0.39)%(4)   (0.23)%   (0.17)%    0.09%   (0.30)%    1.52%(4)
    1.15%        1.18% (4)         1.95%(4)     1.94%     2.00%     2.03%    2.08%     2.40%(4)
-------------------------------------------------------------------------------------------
    78.3%        86.9%             29.0%        65.9%    102.9%     84.4%    78.3%     86.9%
      --           --           $0.0094      $0.0045   $0.0071        --       --        --


4. Annualized.

5. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $1,130,278,096 and $1,765,023,501, respectively.

                           23  Oppenheimer Global Fund

                                              CLASS C
                                              ---------------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 1998        YEAR ENDED SEPTEMBER 30,
                                              (UNAUDITED)           1997            1996(1)
===========================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $48.77                $38.73          $36.67
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .06                  (.08)            .09
Net realized and unrealized gain (loss)         2.58                 11.86            4.13
                                              ------                ------          ------
Total income (loss) from
investment operations                           2.64                 11.78            4.22

------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.57)                 (.36)           (.11)
Distributions from net realized gain           (5.74)                (1.38)          (2.05)
                                              ------                ------          ------
Total dividends and distributions
to shareholders                                (6.31)                (1.74)          (2.16)
------------------------------------------------------------------------------------------
Net asset value, end of period                $45.10                $48.77          $38.73
                                              ======                ======          ======

==========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             6.80%                31.76%          12.34%

==========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $80                   $60             $18
------------------------------------------------------------------------------------------
Average net assets (in millions)                 $65                   $35             $ 8
------------------------------------------------------------------------------------------
Average amount of debt outstanding
throughout each period (in thousands)            N/A                   N/A             N/A
------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period (in thousands)            N/A                   N/A             N/A
------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period               N/A                   N/A             N/A
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   (0.37)%(4)            (0.86)%(5)       0.04%(4)
Expenses                                        1.95%(4)              1.94%           1.99%(4)
------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      29.0%                 65.9%          102.9%
Average brokerage commission rate(7)         $0.0094               $0.0045         $0.0071



7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                           24  Oppenheimer Global Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing primarily in common stocks of U.S. and foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                           25  Oppenheimer Global Fund

================================================================================
1. SIGNIGICANT ACCOUNTING POLICIES  (CONTINUED)

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $27,670,000, which expires between 1998 and 2004. The capital loss carryover was acquired in connection with the merger with Oppenheimer Global Emerging Growth Fund.


                           26  Oppenheimer Global Fund

================================================================================
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1998, a provision of $2,570 was made for the Fund's projected benefit obligations and payments of $13,577 were made to retired trustees, resulting in an accumulated liability of $317,117 at March 31, 1998.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           27  Oppenheimer Global Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 SIX MONTHS ENDED MARCH 31, 1998   YEAR ENDED SEPTEMBER 30, 1997
                                 -------------------------------   -------------------------------
                                 SHARES         AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------
Class A:
Sold                               7,238,506    $ 318,479,762       11,624,466       $ 495,244,280
Dividends reinvested              10,509,818      432,689,156        3,097,502         117,118,681
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9              --               --        3,204,584         145,520,176
Redeemed                          (8,258,631)    (361,539,488)     (12,907,303)       (550,948,369)
                                 -----------    -------------       ----------       -------------
Net increase                       9,489,693    $ 389,629,430        5,019,249       $ 206,934,768
                                 ===========    =============       ==========       =============

--------------------------------------------------------------------------------------------------
Class B:
Sold                               3,095,389    $ 133,726,455        5,824,454       $ 244,964,288
Dividends reinvested               2,816,027      113,598,549          624,025          23,201,893
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9              --               --          312,088          13,881,679
Redeemed                          (1,786,737)     (76,803,653)      (2,312,418)        (97,093,034)
                                   ---------       ----------        ----------        ------------
Net increase                       4,124,679    $ 170,521,351        4,448,149       $ 184,954,826
                                   =========    =============       ==========        ============

--------------------------------------------------------------------------------------------------
Class C:
Sold                                 659,687    $  28,713,578        1,111,161       $  47,405,719
Dividends reinvested                 196,341        8,016,566           25,342             953,635
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9              --               --           95,479           4,297,523
Redeemed                            (321,041)     (13,985,646)        (449,001)        (19,132,220)
                                   ---------     ------------          -------          ----------
Net increase                         534,987    $  22,744,498          782,981        $ 33,524,657
                                   =========    =============       ==========        ============

==================================================================================================

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1998, net unrealized appreciation on investments of $1,075,401,418 was composed of gross appreciation of $1,181,135,596, and gross depreciation of $105,734,178.


                           28  Oppenheimer Global Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% on the first $250 million of average annual net assets, 0.77% on the next $250 million, 0.75% on the next $500 million, 0.69% on the next $1 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion and 0.63% on average annual net assets in excess of $6 billion. The agreement was amended per resolutions adopted by the Board of Trustees on December 11, 1997 to add the final breakpoint of 0.63% on average annual net assets in excess of $6 billion.

               For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,042,182, of which $958,269 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,944,536 and $192,145, respectively, of which $341,911 and $5,161, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $728,675 and $6,989, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $210,346 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           29  Oppenheimer Global Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $60,595 and $3,342, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $3,638,717 and $203,028, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $20,092,858 for Class B and $693,763 for Class C.

-------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                           30  Oppenheimer Global Fund

===============================================================================================================
At March 31, 1998, the Fund had outstanding forward contracts as follows:



                             EXPIRATION    CONTRACT           VALUATION AS OF    UNREALIZED        UNREALIZED
                             DATE          AMOUNT (000S)      MARCH 31, 1998     APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
British Pound Sterling (GBP)  4/1/98             726 GBP      $   1,215,061      $        --       $  4,280
German Mark (DEM)             4/1/98          14,239 DEM          7,699,361               --         66,504
                                                                                 -----------       --------
                                                                                          --         70,784
                                                                                 -----------       --------

CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP)  4/2/98             502 GBP            840,944            2,761             --
British Pound Sterling (GBP)  4/2/98             495 GBP            828,829            2,721             --
British Pound Sterling (GBP)  4/2/98          12,533 GBP         20,987,683           68,912             --
Hong Kong Dollar (HKD)        4/1/98          61,627 HKD          7,953,896               --          1,171
Indonesian Rupiah (IDR)       4/2/98       9,484,154 IDR          1,096,434               --         36,752
Japanese Yen (JPY)            4/1/98       1,527,156 JPY         11,452,147          282,570             --
Singapore Dollar (SGD)        4/2/98             703 SGD            435,117            1,447             --
Singapore Dollar (SGD)        4/3/98             400 SGD            247,411              823             --
Swiss Franc (CHF)             7/6/98         285,780 CHF        189,549,140       10,450,860             --
                                                                                 -----------       --------
                                                                                  10,810,094         37,923
                                                                                 -----------       --------
Total Unrealized Appreciation and Depreciation                                   $10,810,094       $108,707
                                                                                 ===========       ========
===========================================================================================================

6. ILLIQUID AND RESTRICTED SECURITIES

At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $17,730,000, which represents 0.39% of the Fund's net assets. Information concerning restricted securities is as follows:

<CATPION>
                                                 COST                VALUATION PER UNIT
SECURITY                   ACQUISITION DATE      PER UNIT            AS OF MARCH 31, 1998
-----------------------------------------------------------------------------------------
Swiss Medical, SA          10/28/97              $44.30                            $59.10


                           31  Oppenheimer Global Fund

===============================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended March 31, 1998.

===============================================================================
8. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives 60% of the annual net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. As of March 31, 1998, the Fund had on loan securities valued at $477,288,081. Cash of $486,845,632 was received as collateral for the loans, and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

===============================================================================
9. ACQUISITION OF OPPENHEIMER GLOBAL EMERGING GROWTH FUND

On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Global Emerging Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Global Emerging Growth Fund shareholders on June 17, 1997. The Fund issued 3,204,584, 312,088 and 95,479 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $145,520,176, $13,881,679, and $4,297,523, in exchange for the net assets, resulting in combined Class A net assets of $3,183,354,282, Class B net assets of $783,786,956 and Class C net assets of $46,691,471 on June 20, 1997. The net assets acquired included net unrealized appreciation of $36,954,700. The exchange qualified as a tax-free reorganization for federal income tax purposes.



                           32  Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND


================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         William L. Wilby, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                         This is a copy of a report to shareholders of Oppenheimer Global Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the OFDI or any other agency, and involve investment risks, including possible loss of the principal amount invested.




                           33  Oppenheimer Global Fund

OPPENHEIMERFUNDS FAMILY


=================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------
Real Asset Fund                   Gold & Special Minerals Fund

=================================================================================================
GLOBAL STOCK FUNDS
-------------------------------------------------------------------------------------------------
Developing Markets Fund           International Growth Fund        Quest Global Value Fund
International Small               Global Fund                      Global Growth & Income Fund
Company Fund

=================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------
Enterprise Fund                   MidCap Fund                      Growth Fund
Discovery Fund                    Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund        Quest Capital Value Fund         Quest Value Fund

=================================================================================================
STOCK &BOND FUNDS
-------------------------------------------------------------------------------------------------
Main Street Income &              Total Return Fund                Disciplined Allocation Fund
Growth Fund                       Quest Balanced                   Multiple Strategies Fund
Quest Opportunity                 Value Fund(1)                    Convertible Securities Fund(2)
Value Fund                        Equity Income Fund

=================================================================================================
TAXABLE BOND FUNDS
-------------------------------------------------------------------------------------------------
International Bond Fund           Champion Income Fund             U.S. Government Trust
World Bond Fund                   Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                   Bond Fund

=================================================================================================
MUNICIPAL BOND FUNDS
-------------------------------------------------------------------------------------------------
California Municipal Fund(3)      Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)         Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)      Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)        Intermediate Municipal Fund      Municipal Fund


=================================================================================================
MONEY MARKET FUNDS(4)
-------------------------------------------------------------------------------------------------
Money Market Fund                 Cash Reserves


1. On 5/18/98 the Fund's name was changed from "Quest Growth & Income
Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.



                           34  Oppenheimer Global Fund

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Mon-Fri 8:30am-2pm ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


[OPPENHEIMERFUNDS LOGO]

RS0330.001.0398 May 29, 1998